EQUITY EXCHANGE AGREEMENT

THIS EQUITY EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of January 28, 2005, by and between Chembio Diagnostics, Inc., a Nevada corporation (the “Company”), and Kurzman Partners, LP (the “Stockholder”).

Recitals

A.    The Stockholder holds shares of the Company’s Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and warrants (the “Series A Warrants”, and collectively with the Series A Preferred Stock, the “Series A Securities”), to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

B.    The Stockholder desires to exchange (the “Exchange”), pursuant to this Agreement and Section 3.12(c) of the Series A Convertible Preferred Stock and Warrant Purchase Agreement dated May 5, 2005 by and among the Company, the Stockholder, and the other individuals set forth therein (the “Series A Purchase Agreement”), .66666 shares of Series A Preferred Stock (representing 33,3333 shares of underlying common stock) and 40,000 Series A Warrants (collectively, the “Exchanged Series A Securities”), for 2/5th of one share of the Company’s 9% Series B Convertible Preferred Stock, par value $0.01 per share and 31,146 Series B-1 Common Stock purchase warrants, in substantially the form attached hereto as Exhibit A (collectively, the “Received Series B Securities”), to purchase shares of the Company’s Common Stock.

C.    In connection with the Exchange, the Stockholder desires to become a party to, and be bound by the terms and conditions of, the Securities Purchase Agreement dated January 26, 2005, by and among the Company and the purchasers identified therein, a copy of which is attached hereto as Exhibit B (the “Series B Purchase Agreement”), and the Registration Rights Agreement dated January 28, 2005, by and among the Company and the purchasers identified therein, a copy of which is attached hereto as Exhibit C (the “Series B Rights Agreement,” and collectively with the Series B Purchase Agreement and the Series B Warrants, the “Series B Transaction Documents”).

Agreement

In consideration of the premises, mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

EXCHANGE OF THE SECURITIES

1.1  Exchange

. On the terms and subject to the conditions of this Agreement:

(a)  At the time of execution of this Agreement, which shall be on or before February 28, 2005, the Stockholder shall surrender the certificates evidencing the Exchanged Series A Securities, duly endorsed to the Company or delivered with duly executed stock powers.

(b)  Within five business days after receipt of the Stockholder’s certificates evidencing the Exchanged Series A Securities pursuant to Section 1.1(a) of this Agreement and executed copies of the Series B Transaction Documents signed by the Stockholder pursuant to Section 1.3 of this Agreement, the Company shall issue to the Stockholder certificates evidencing the Received Series B Securities, in exchange for the Exchanged Series A Securities, duly registered in the name of the Stockholder.

1.2  Effects of Exchange

. Immediately upon the consummation of the Exchange, each of the Exchanged Series A Securities shall be deemed cancelled, any and all rights of the Stockholder to receive accrued but unpaid dividends on the Exchanged Series A Securities shall be deemed waived, and the Stockholder shall have no further rights as holder of the Series A Preferred Stock exchanged hereunder or otherwise with respect to any of the Exchanged Series A Securities.

1.3 Series B Transaction Documents. Concurrent with the Stockholder returning a signed copy of this Agreement, the Stockholder shall return to the Company signed copies of each of the Series B Transaction Documents.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

As a material inducement to the Company to enter into this Agreement, the Stockholder hereby represents and warrants to the Company that:

2.1  Authorization

. The Stockholder has full power and authority to enter into this Agreement, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

2.2  Ownership of Shares; Title

. The Stockholder is the sole record and beneficial owner of the Exchanged Series A Securities, free and clear of all liens, claims, security interests, encumbrances and transfer restrictions, other than transfer restrictions under any agreement between the Stockholder and the Company imposing restrictions on transfer, including without limitation, and any transfer restrictions imposed under federal and state securities laws. The Stockholder will transfer and deliver to the Company good and valid title to all of the Exchanged Series A Securities, free and clear of all liens, claims, security interests and rights of third parties.

2.3  Purchase Entirely for Own Account

. The Received Series B Securities will be acquired for investment for the Stockholder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. The Stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Stockholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Received Series B Securities.

ARTICLE III

CERTAIN WAIVERS

3.1  The Stockholder Waivers

. The Stockholder hereby irrevocably waives (i) any preemptive, first refusal right or other similar rights under the Series A Purchase Agreement or any other agreement between the Company and the Stockholder in connection with the Exchanged Series A Securities, and (ii) any breach by the Company under any agreement between the Company and the Stockholder in connection with the Company’s consummation of the transactions contemplated hereby.

3.2  Limitation on Waivers

. The foregoing waivers are specific as to content and shall not be deemed to waive or modify any provisions of the referenced agreements, other than as specifically provided herein.

ARTICLE IV

MISCELLANEOUS

4.1  Amendment and Waiver

. This Agreement may be amended and any provision of this Agreement may be waived only if such amendment or waiver is set forth in writing and executed by each of the Company and the Stockholder. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

4.2  Transfer Restrictions.

(a)  The Received Series B Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Received Series B Securities other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Received Series B Securities under the Securities Act of 1933, as amended. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(b) The Stockholder agrees to the imprinting, so long as is required by this Section 4.2(b), of a legend on any of the Received Series B Securities in the following form:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE OR CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

4.3  Binding Agreement; Assignment

. The provisions of this Agreement shall inure to the benefit of and be binding upon the Company, the Stockholder and their respective successors and assigns, whether or not any such person shall have become a party to this Agreement; provided, however, that neither party may assign its rights or delegate its duties hereunder without the prior written consent of the other party hereto. Any purported assignment in violation of this Section 4.3 shall be void and of no force or effect.

4.4  Severability

. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

4.5  No Strict Construction

. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

4.6  Headings; Interpretation

. The headings used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement. Whenever the term “including” is used in this Agreement (whether or not that term is followed by the phrase “but not limited to” or “without limitation” or words of similar effect) in connection with a listing of one or more items or matters, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive listing of, such items or matters.

4.7  Entire Agreement

. This Agreement and the documents referred to herein contain the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

4.8  Counterparts

. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument.

4.9  Governing Law

. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

4.10  Parties in Interest

. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties and their respective successors and assigns any rights or remedies under or by virtue of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CHEMBIO DIAGNOSTICS, INC.

/s/ Lawrence A. Siebert
Lawrence A. Siebert
President

[THE STOCKHOLDER]

By: /s/ David H. Kurzman
(Signature)
Printed Name: David H. Kurzman
Title: General Partner, Kurzman Partners, LP